UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/01/2013

Phillips 66
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35349

Delaware	45-3779385
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3010 Briarpark Drive
Houston, TX 77042
(Address of principal executive offices, including zip code)

(281) 293-6600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On October 1, 2013, the Human Resources and Compensation Committee of the Board of Directors of Phillips 66 (the "Company") approved an amendment to the Phillips 66 Key Employee Change in Control Severance Plan (the "CIC Severance Plan"), to ensure equity awards granted under the Company's long-term incentive plans are subject to a double trigger consistent with eligibility requirements for severance benefits. The amendment would apply to future equity awards, and pursuant to the terms of the CIC Severance Plan regarding amendments, become effective two years after approval.

A copy of the amendment is an exhibit to this Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

        10.1        -        First Amendment to the Phillips 66 Key Employee Change in Control Severance Plan, Effective October 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips 66

Date: November 08, 2013	By:	/s/ Paula A. Johnson
Paula A. Johnson
Executive Vice President, Legal, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-10.1	First Amendment to the Phillips 66 Key Employee Change in Control Severance Plan, Effective October 2, 2015